UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 2, 2013

                       Diamond Hill Investment Group, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
------------------------------------------------------------------------------
      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 8.01.    Other Events
----------   --------------------------------------------

     The following is a summary of assets under management as of April 30, 2013 of Diamond Hill Capital Management, Inc., a wholly owned subsidiary of Diamond Hill Investment Group, Inc. (in millions):

        By Investment Vehicle
        ---------------------
Proprietary funds               $  6,156
Sub-advised funds                  1,028
Institutional accounts             3,542
                                --------
Total                           $ 10,726

        By Investment Strategy
        ----------------------
Small Cap                       $  1,068
Small-Mid Cap                        479
Large Cap                          5,935
Select (All Cap)                     264
Long-Short                         2,782
Strategic Income                     198
                                --------
Total                           $ 10,726

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: May 2, 2013	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary